MERCER INTERNATIONAL INC.

[Mercer Symbol]

NASDAQ - MERCS
EASDAQ - MERC

MERCER INTERNATIONAL INC.
Pulp and Paper Operations

[Map of Germany showing location of operations in Stendal, and in Trebsen, Rosenthal, Fahrbrucke, Hainberg and Heidenau]

PAPER OPERATIONS

[Photograph of paper machine]

ANALYSIS:  PAPER AND PULP ASSET PURCHASE



Purchase Price                                            US$ 1,177,000

Loan                                                         24,000,000

Capital Expenditures                                        115,000,000

Gov't Supplements                                            82,000,000

Gov't Debt Forgiveness                                      121,000,000

Severance Costs                                      Paid by Government

Env. Indemnity                                               17,500,000

Tax Loss Carry forwards                                     188,000,000


                         (at historic exchange rate)

MERCER INTERNATIONAL INC.

Operations Profile


                                                        Current Status
                                                        --------------


Rosenthal Kraft Pulp        280,000 tonnes/annum        Operating at
                                                        Designed Capacity

Paper Operations            170,000 tonnes/annum        Rationalization

Stendal Pulp Project        550,000 tonnes/annum        25% interest
(Greenfield)
                                                        Fibre Feasability
                                                        Study Started

                                                        Option to 51%
                                                        interest


ROSENTHAL

[Photograph of Rosenthal operations]

MERCER SHARE PRICE RELATIONSHIP TO WORLD NBSK PRICES 1993-2000

[Graph]


                               Mercer
                             Share Price             Pulp Price
Year        Quarter             (US$)                (US$/tonne)
----        -------          -----------             -----------


1993        Q1                   6.00                    420
            Q2                  10.00                    410
            Q3                                           400
            Q4                  15.00                    410

1994        Q1                                           500
            Q2                   9.75                    570
            Q3                                           710
            Q4                  12.50                    760

1995        Q1                                           880
            Q2                  20.00                    920
            Q3                  24.75                  1,000
            Q4                  20.00                    690

1996        Q1                  22.00                    500
            Q2                  12.50                    540
            Q3                                           570
            Q4                  10.00                    560

1997        Q1                                           560
            Q2                   9.00                    590
            Q3                                           600
            Q4                   8.00                    520

1998        Q1                                           530
            Q2                  10.50                    510
            Q3                  10.00                    480
            Q4                   7.00                    470

1999        Q1                                           490
            Q2                   4.25                    510
            Q3                                           580
            Q4                   5.00                    600

2000        Q1                   6.50                    630


PRICE PROJECTIONS FOR NBSK PULP TO 2004

[Graph]


                              NBSK Pulp
                             (US$/tonne)
                             ----------


1993        Q1                  420
            Q2                  410
            Q3                  400
            Q4                  410

1994        Q1                  500
            Q2                  570
            Q3                  710
            Q4                  760

1995        Q1                  880
            Q2                  920
            Q3                1,000
            Q4                  690

1996        Q1                  500
            Q2                  540
            Q3                  570
            Q4                  560

1997        Q1                  560
            Q2                  590
            Q3                  600
            Q4                  520

1998        Q1                  530
            Q2                  510
            Q3                  480
            Q4                  470

1999        Q1                  490
            Q2                  510
            Q3                  580
            Q4                  600

2000        Q1                  630
            Q2                  660
            Q4                  700

2001        Q2                  730
            Q4                  750

2002        Q2                  740
            Q4                  740

2003        Q2                  700


Forecast is the Average Data from:
Jaakko Poyry, Hawkins Wright, Botnia Pulps, NLK, Equity Research Associates

[Photograph of control room]

ROSENTHAL 2000

German Market Pulp



Total Market (imported)                  4 million tonnes/annum

Imported Softwood Kraft                  1.9 million tonnes/annum

Rosenthal Production                     280,000 tonnes/annum


ROSENTHAL PLANT PROJECT

*  Production Capacity to 280,000 tonnes from 160,000 tonnes

*  Start-up of New Facility December 1999

*  Financed by Project Financing

*  Produced Higher Margin, High Quality Product

*  Reduce Operating and Effluent Cost

*  Only Domestic Producer in High-Demand Market

ROSENTHAL ATTRACTIVE FINANCING

US$334 Million Conversion Project Financed Through
      -  State Subsidies
      -  Federal / State Loan Guarantees

Mercer's Total Equity Contribution:  US$22 million

Expected IRR 20% to 25%
(Base Price Pulp US$615 / tonnes)

ASSUMPTIONS FOR ROSENTHAL CONVERSION

280,000 tonnes/annum


                                                   Pulp Price (US$)
                                         -------------------------------
                                         520        600          700
                                         -------------------------------
(in thousands of US dollars)


Revenue                                  145,600    168,000      196,000
Wood cost                                 48,533     48,533       48,533
Chemical cost                             12,444     12,444       12,444
Other manufacturing cost                   6,690      6,690        6,690

Total variable cost                       67,667     67,667       67,667
Overhead (admin, maintenance, etc.)       21,436     21,436       21,436
Depreciation                              25,323     25,323       25,323
Finance cost                              14,108     14,108       14,108


ROSENTHAL PULP PRODUCTION

[Graph]


                          % of Capacity
Month                   Actual/Projected       Projections per ZPR Budget
-----                   ----------------       --------------------------


December 1999                 40                          40
January 2000                  73                          50
February 2000                 85                          70
March 2000                    90                          75
April 2000                    95                          77
May 2000                      98                          77
June 2000                    100                          80
July 2000                    100                          87
August 2000                  100                          90
September 2000               100                          95
October 2000                 100                          95
November 2000                100                          95
December 2000                100                          95


ROSENTHAL TRADE ADVANTAGES IN EUROPEAN MARKETS

*  All Other Suppliers
       -  Freight costs + Delivery time

*  North American Suppliers to Europe
       -  Lower Fibre Costs
       -  Language, Time Zones
       -  Smaller Delivery Lots
       -  Common Currency
       -  Local Customer Service

ROSENTHAL

[Photograph of Rosenthal operations]

GERMAN FORESTS

[Map of German forests showing locations of Berlin, Stendal and Rosenthal]

BLEACHED PULP SUPPLY/DEMAND BALANCE (1996 - 2004)

[Graph]


		                              Demand          Available Capacity
           % Capacity Utilization  (millions of tonnes)  (millions of tonnes)
           ----------------------  --------------------  --------------------


1996  Q2            92                     22.0                  25.0
      Q4            93                     22.6

1997  Q2            88                     23.2                  25.5
      Q4            92                     23.4

1998  Q2            90                     23.0                  26.2
      Q4            92                     23.2

1999  Q2            94                     24.8                  26.2
      Q4            92                     23.4

2000  Q2            93                     25.1                  26.7
      Q4            95                     25.2

2001  Q2            96                     26.0                  26.7
      Q4            98                     26.2

2002  Q2            99                     26.6                  27.0
      Q4           101                     27.0

2003  Q2           103                     27.8                  27.0
      Q4           106                     28.1

2004  Q2           108                     28.6                  27.0
      Q4           108                     29.0


Source:  NLK Pulp Price Trends Study November 1999

STENDAL SITE

[Photograph of Stendal site]

STENDAL PROJECT

Size             550,000 tonnes/annum                 US$790 million
                                               Preliminary Capital Budget

Partners         Thyssen Rheinstahl Technik GmbH
                 Tessag Industrieanlagen GmbH
                 AIG Altmark Industrie AG

Infrastructure   Rail, Highway and River Access
                 All Services to Site: Power, Water, Gas, Sewer
                 All Permits in Place

STENDAL PARTNERS

*  Thyssen Rheinstahl Technik GmbH
      - A daughter company of ThyssenKrupp Material and Services, a part of the ThyssenKrupp group with 180,000 employees and annual sales of US$32 billion

*  Tessag Industrieanlagen GmbH
      - Part of Tessag Technische System and Services AG belonging to RWE group with 18,000 employees and annual sales of US$2.5 billion

*  AIG Altmark Industrie AG
      - The original sponsor of the project responsible for the site acquisition

STENDAL FOREST RESOURCES

[Map of Northeastern German forests showing location of Zellstoff Stendal
GmbH]

STENDAL FINANCING MODEL


                                                             millions


Equity
  Mercer                                                       US$40
  Thyssen, Tessag, AIG                                            40
  Preferred Equity (to be identified)                             40
                                                              ------
  Total Equity                                                   120

Grants, Subsidies                                                150

Limited Recourse Debt                                            520
                                                              ------
                                                              US$790
                                                              ======


Project IRR 17% with base case US$590/tonne pulp

PULP PRICE AND COST PROJECTION

[Graph]


           Pulp Price               Cost Rosenthal    Cost Stendal
Year       (US$/tonne)                (US$/tonne)      (US$/tonne)
----       -----------              --------------    ------------


2000          600                       475               n/a

2001          650                       460               n/a

2002          700                       460               n/a

2003          690                       460               580

2004          680                       460               500


(Stendal costs as presented by Project Sponsors, not confirmed by Mercer)

MERCER INTERNATIONAL INC.

FIRST AND ONLY KRAFT PULP PROVIDER IN GERMANY, THE LARGEST PULP MARKET IN
EUROPE

                                                           [Mercer logo]


                       Production
                     (tonnes/annum)       Status
                     --------------       ------


      1998              160,000           Sulphite

      2001              280,000           Only German kraft
                                          pulp producer

      2003              900,000           World top 10
                                          (producer of NBSK market pulp)


SAFE HARBOR

This presentation includes statements which constitute forward looking statements as provided for by the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements appear in a number of places and include statements regarding the intent, belief, or current expectations of future operating performance. These statements involve known and unknown risks and uncertainties which may cause the Company's actual results in future periods to differ materially from forecasted results. For a review of these risk factors, please refer to the company's filings with the SEC during the past 12 month.